                                                                   EXHIBIT 10.10
                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as May 26, 2005 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), made by
GLOBAL SIGNAL ACQUISITIONS II LLC, a Delaware limited liability company (the
"Borrower"), GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("GSOP"), GLOBAL SIGNAL INC., a Delaware corporation ("Global
Signal"), and any Person that becomes a party hereto pursuant to Section 5(e)
(together with the Borrower, GSOP, and Global Signal, each, a "Pledgor", and together, the "Pledgors"), in favor of MORGAN STANLEY ASSET FUNDING INC.
("MSAFI"), in its capacity as collateral agent for the benefit of itself, the other Agents and the Lenders under the Bridge Loan Agreement referred to below, and its successors and assignees (the "Collateral Agent").

                                    RECITALS

          WHEREAS, pursuant to that certain Bridge Loan and Override Agreement, dated as of May 26, 2005 (including, without limitation, the terms of the
Securitization Loan Agreement Form referenced therein to the extent incorporated therein, as amended, restated, supplemented or otherwise modified from time to time, the "Bridge Loan Agreement"), by and among the Borrower, the lenders from time to time party thereto (the "Lenders"), Bank of America, N.A. ("BANA"), as co-administrative agent and calculation agent, MSAFI, as co-administrative agent and Collateral Agent, the Lenders have agreed to make loans (the "Loans") to the
Borrower upon the terms and subject to the conditions set forth therein, such
Loans to be evidenced by Notes issued by the Borrower thereunder;

          WHEREAS, it is a condition precedent to the effectiveness of the
Bridge Loan Agreement and the obligations of the Lenders to make their respective Loans to the Borrower under the Bridge Loan Agreement that the
Borrower, shall have executed and delivered this Pledge Agreement to the
Collateral Agent;

          WHEREAS, it is a condition precedent to the effectiveness of the
Bridge Loan Agreement and the obligations of the Lenders to make their respective Loans to the Borrower under the Bridge Loan Agreement that Global
Signal and GSOP, solely with respect to each of their respective obligations under the Limited Recourse Parent Guarantee, shall have executed and delivered this Pledge Agreement to the Collateral Agent;

          NOW, THEREFORE, in consideration of the premises and to induce the
Lenders to enter into the Bridge Loan Agreement and to induce the Lenders to make the Loans to the Borrower each Pledgor hereby agrees with the Collateral
Agent as follows:

          1. Defined Terms.

          (a) Unless otherwise defined herein, terms which are defined in the
Bridge Loan Agreement and used herein shall have the meanings given to them in the Bridge Loan Agreement.

          (b) The following terms shall have the following meanings:

          "Additional Issuer" has the meaning specified in Section 5(e).

          "Additional Pledged LLC Interest" means the Additional Pledged LLC
Interests referred to in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any additional LLC Interests pledged to the
Collateral Agent pursuant to Section 5(a).

          "Additional Pledged Partnership Interest" means the Additional Pledged
Partnership Interests referred to in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any additional Partnership Interests pledged to the Collateral Agent pursuant to Section 5(a).

          "Additional Pledged Stock" means the Additional Pledged Stock referred to in any supplement to this Pledge Agreement delivered pursuant to Section 5(e)
and any additional capital stock pledged to the Collateral Agent pursuant to
Section 5(a).

          "Collateral Account" means any account established to hold money
Proceeds, maintained under the sole dominion and control of the Collateral
Agent, subject to withdrawal by the Collateral Agent only as provided in Section
7.

          "Excluded Subsidiary" means each of Borrower, Global Signal
Acquisitions LLC, Global Signal Holdings I LLC, Global Signal Holdings II LLC,
Global Signal Holdings III LLC, Global Signal Services LLC, Towers Finco LLC,
Towers Finco II LLC, Pinnacle Towers and each of their respective Subsidiaries.

          "Foreign Issuer" means each of the entities identified on Schedule I to this Pledge Agreement as an Issuer and each Additional Issuer which is incorporated or organized, as the case may be, in a jurisdiction other than a jurisdiction within the United States.

          "Global Signal Acquisitions Credit Agreement" means that certain
Acquisition Credit Agreement, dated as of April 25, 2005, among Global Signal
Acquisitions LLC, as borrower, the lenders from time to time party thereto, and
MSAFI, as administrative agent and collateral agent thereunder, as amended, restated, supplemented or otherwise modified from time to time.

          "GSOP Credit Agreement" means that certain Second Amended and Restated
Credit Agreement, dated as of April 15, 2005, among GSOP, as borrower, each lender from time to time party thereto, and BANA, as administrative agent and letter of credit issuer thereunder, as amended, restated, supplemented or otherwise modified from time to time.

          "Issuer" means each of the entities identified on Schedule I to this
Pledge Agreement as an Issuer and each Additional Issuer.

          "Limited Liability Company" means any Issuer identified as a limited liability company on Part B of Schedule I hereto or in any supplement to this
Pledge Agreement delivered pursuant to Section 5(e).

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          "Limited Liability Company Agreement" means as to any Limited
Liability Company, its certificate of formation and operating agreement or other
Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

          "Limited Recourse Parent Guarantee" means that certain Limited
Recourse Parent Guarantee dated as the date hereof made by the GSOP and Global
Signal in favor of the Collateral Agent, as the same may be amended, supplemented and otherwise modified from time to time.

          "LLC Interest" means any Limited Liability Company membership interest or economic interest.

          "Non-Voting Equity" means each class of the issued and outstanding
Capital Stock of an Issuer not entitled to vote (within the meaning of Treas.
Reg. Section 1.956-2(c)(2)).

          "Partnership" means any Issuer identified as a partnership on Part C of Schedule I hereto or in any supplement to this Pledge Agreement delivered pursuant to Section 5(e).

          "Partnership Agreement" means as to any Partnership, its certificate of formation or certificate of limited partnership (if any) and partnership agreement or other Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

          "Partnership Interest" means any partnership interest or economic interest in a Partnership.

          "Pledge Agreement" means this Pledge Agreement, dated as of the date hereof, made by the Borrower, GSOP and Global Signal and any Person that becomes a party hereto pursuant to Section 5(e) in favor of the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time.

          "Pledged Collateral" means the Pledged Equity Interests and all
Proceeds.

          "Pledged Equity Interests" means the Pledged Stock, the Pledged LLC
Interests and the Pledged Partnership Interests; provided, however, that the
Pledged Equity Interests in each Foreign Issuer set forth on Schedule I hereto shall not in the aggregate exceed (i) 65% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Voting Equity of such
Foreign Issuer, and (ii) 100% (or, if less, the full amount owned by such
Pledgor) of each class of the issued and outstanding Non-Voting Equity of such
Foreign Issuer (but only to the extent that the pledge of such Non-Voting Equity would not cause the Obligations to be treated as "United States property" of such Foreign Issuer within the meaning of Treas. Reg. Section 1.956-2); provided further that the term "Pledged Equity Interests" shall include, in any event, the equity interests set forth on Schedule I.

          "Pledged LLC Interest" means any and all of any Pledgor's interests in a limited liability company, including units of any LLC Interest in each Limited
Liability Company set forth on Part B of Schedule I hereto and any Additional
Pledged LLC Interest listed on Part B of Schedule I to any supplement to this
Pledge Agreement delivered pursuant to Section 5(e) and any Additional Pledged
LLC Interests pledged to the Collateral Agent pursuant to Section 5(a),

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including, without limitation, all its rights to participate in the operation or management of the Limited Liability Companies and all its rights to properties, assets, member interests and distributions (except as otherwise provided herein)
under the Limited Liability Company Agreements in respect of such member interests.

          "Pledged Partnership Interest" means any and all of any Pledgor's interests in a partnership, including units of any Partnership Interest in each
Partnership set forth on Part C of Schedule I hereto and any Additional Pledged
Partnership Interest listed on Part C of Schedule I to any supplement to this
Pledge Agreement delivered pursuant to Section 5(e) and any Additional Pledged
Partnership Interests pledged to the Collateral Agent pursuant to Section 5(a), including, without limitation, all its rights to participate in the operation or management of the Partnerships and all its rights to properties, assets, member interests and distributions (except as otherwise provided herein) under the
Partnership Agreements in respect of such partnership interests.

          "Pledged Stock" means any and all shares of Capital Stock owned by any
Pledgor, including the pledged stock listed on Part A of Schedule I hereto and any Additional Pledged Stock listed on Part A of Schedule I to any supplement to this Pledge Agreement delivered pursuant to Section 5(e) and any Additional
Pledged Stock pledged to the Collateral Agent pursuant to Section 5(a), together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by any of the Issuers to any of the Pledgors in respect of any and/or all of the foregoing.

          "Proceeds" means all "proceeds" (as such term is defined in Section
9-102(a)(64) of the UCC) in respect of the Pledged Equity Interests, and, in any event, shall include, without limitation, all dividends, distributions and other income from the Pledged Collateral, and all collections thereon with respect thereto.

          "Secured Obligations" means (a) with respect to a pledge of all of the direct Pledged Equity Interests in Borrower and its Subsidiaries, the unpaid principal amount of, and interest (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post filing or post petition interest is allowed in such proceeding)
on the Loans, and all other obligations and liabilities of the Loan Parties to the Agents and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Bridge Loan Agreement, the Notes, any other Loan Documents, and any other document made, delivered or given in connection therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agents or to the Lenders that are required to be paid by a Loan Party pursuant to the terms of the Loan Documents) or otherwise and (b) with respect to all of the direct Pledged Equity Interests in GSOP, the obligations under the Limited Recourse Parent Guarantee.

          "Securities Act" means the Securities Act of 1933, 15 U.S.C. Sections
77a et seq., as amended, and the rules and regulations promulgated thereunder.

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          "UCC" means the Uniform Commercial Code from time to time in effect in the State of New York.

          "Voting Equity" means each class of the issued and outstanding Capital
Stock of an Issuer entitled to vote (within the meaning of Treas. Reg. Section
1.956-2(c)(2)).

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and
Section, Schedule, Annex, and Exhibit references are to this Pledge Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Pledge; Grant of Security Interest. Each Pledgor hereby delivers, pledges, assigns, and transfers, as appropriate, to the Collateral Agent, all the Pledged Collateral and hereby grants to the Collateral Agent a first priority security interest in the Pledged Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated
maturity, by acceleration or otherwise) of the Secured Obligations.

          3. Transfer Powers. Concurrently with the delivery to the Collateral
Agent of each certificate representing one or more shares of the Pledged Equity
Interests (to the extent such Pledged Equity Interests are certificated), each
Pledgor shall deliver an undated stock power or transfer power covering such certificate.

          4. Representations and Warranties. Each Pledgor represents and warrants that:

          (a) (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), (ii) it has the corporate, limited liability company or limited partnership (as applicable) power and all requisite governmental licenses, authorizations, consents approvals and the legal right, to own and operate its property and to conduct the business in which it is currently engaged, (iii) it is duly qualified as a foreign corporation, limited liability company or limited partnership (as applicable) and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, and (iv) it is in compliance with all applicable Requirements of Law, except with respect to each of the foregoing the failure of which is not, in the aggregate, reasonably expected to have a
Material Adverse Effect;

          (b) it has the corporate, limited liability company or limited partnership (as applicable) power and authority, and the legal right, to make, deliver and perform this Pledge Agreement and has taken all necessary corporate, limited liability company or limited partnership (as applicable) action to authorize the execution, delivery and performance of this Pledge Agreement. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement. This Pledge Agreement has been duly executed and delivered on behalf of such Pledgor. This Pledge Agreement constitutes a legal, valid and binding obligation of such Pledgor

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enforceable against such Pledgor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (c) the execution, delivery and performance of the Loan Documents to which such Pledgor is a party will not violate any Requirement of Law or
Contractual Obligation of such Pledgor and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than Liens created by the Security Documents in favor of the Collateral Agent);

          (d) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such
Pledgor, threatened by or against it or against any of its properties or revenues (i) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (ii) which is reasonably expected to have a Material Adverse Effect;

          (e) the Pledged Stock, Pledged LLC Interests and Pledged Partnership
Interests listed on Part A, Part B and Part C, respectively, of Schedule I hereto constitute (i) all of the issued and outstanding Capital Stock of the
Issuers (or, if less, the full amount owned by such Pledgor) other than the
Foreign Issuers and (ii) 65% (or, if less, the full amount owned by such
Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity (to the extent permitted herein) of the
Foreign Issuers, and in each case, are represented by the certificates, if any, listed thereon;

          (f) all the shares of the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable;

          (g) such Pledgor is the record and beneficial owner of, and has title to, the Pledged Collateral free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge
Agreement and, solely with respect to the Pledged Partnership Interests issued by GSOP and pledged by Global Signal hereunder, the Liens created pursuant to the GSOP Credit Agreement and the Global Signal Acquisitions Credit Agreement;

          (h) upon delivery to the Collateral Agent of any certificates evidencing the Pledged Equity Interests (and assuming the continuing possession by the Collateral Agent of such certificates in accordance with the applicable
Requirements of Law), the Lien granted pursuant to this Pledge Agreement will constitute a valid and perfected Lien on the Pledged Collateral to the extent certificated in favor of the Collateral Agent, enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any such
Pledged Collateral from the Pledgors;

          (i) upon the filing of UCC-1 financing statements in the jurisdictions referenced on Schedule II, the Liens granted pursuant to this Pledge Agreement on the Pledged Equity Interests that are not certificated shall constitute valid perfected first priority Liens on the

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Pledged Equity Interests that are not certificated in favor of the Collateral
Agent, enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any such Pledged Collateral from the Pledgors;

          (j) none of the Pledged LLC Interests or Pledged Partnership Interests
(i) are dealt in or traded on securities exchanges or in securities markets,
(ii) are by their terms expressly subject to Article 8 of the Uniform Commercial
Code of any jurisdiction, (iii) constitute an investment company security or
(iv) are held in a securities account (in each case within the meaning of
Section 8-103(c) of the Uniform Commercial Code of any jurisdiction);

          (k) all necessary consents of each member of each Limited Liability
Company and the partner or partners of each Partnership to the grant of the security interests provided hereby and to the transfer of the Pledged LLC
Interests and Pledged Partnership Interests to the Collateral Agent or its
designee pursuant to the exercise of any remedies under Section 8 have been obtained and are in full force and effect;

          (l) all necessary approvals by the shareholders and/or board of directors of each Issuer that is a corporation in connection with the grant of the security interest provided hereby on the Capital Stock of such Issuer and to the transfer of the Pledged Stock to the Collateral Agent or its designee pursuant to the exercise of any remedies under Section 8 have been obtained and are in full force and effect; and

          (m) the location of the jurisdiction of organization of each Pledgor is specified on Part B of Schedule II.

          5. Covenants. Each Pledgor covenants and agrees with the Collateral
Agent that, from and after the date of this Pledge Agreement until the Secured
Obligations are paid in full and the Aggregate Loan Commitment has been terminated:

          (a) If any Pledgor shall, as a result of its ownership of the Pledged
Equity Interests, become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock or other dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution for, as a conversion of, or in exchange for any shares of the
Pledged Equity Interests or otherwise in respect thereof, such Pledgor shall accept the same as the Collateral Agent's agent, hold the same in trust for the
Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated power covering such certificate duly executed in blank and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof as additional collateral security for the Secured Obligations.

Any sums paid upon or in respect of the Pledged Collateral upon the liquidation or dissolution of any of the Issuers shall be paid over by the recipient thereof to the Collateral Agent as additional collateral security for the Secured
Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Equity Interests or any property shall be distributed upon or

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with respect to the Pledged Equity Interests pursuant to the recapitalization or reclassification of the capital of any of the Issuers or pursuant to the reorganization thereof, the property so distributed shall be delivered by the recipient thereof to the Collateral Agent to be held by it, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged
Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent segregated from other funds of such Pledgor, as additional collateral security for the Secured Obligations.

          (b) Without the prior written consent of the Collateral Agent, no
Pledgor will (i) except in connection with any transaction described in Sections
5.1(g) and 5.1(h) of the Bridge Loan Agreement (which will be subject to Section
5(a)), vote to enable, or take any other action to permit, any of the Issuers
(other than the Borrower, in connection with an Acquisition) to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any of the Issuers, (ii) except as permitted by
Section 5.1(f) of the Bridge Loan Agreement and Section 11(h) of the Limited
Recourse Parent Guarantee, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any
Person with respect to, any of the Pledged Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement and, solely with respect to GSOP, Liens on the Pledged Partnership Interest in respect thereof that were created in accordance with the GSOP Credit Agreement and the Global
Signal Acquisitions Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of any Pledgor or the Collateral
Agent to sell, assign or transfer any of the Pledged Collateral.

          (c) Each Pledgor shall maintain the security interest created by this
Pledge Agreement and granted by it as a first priority, perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgors, each
Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this
Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered by the recipient thereof to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Pledged Collateral pursuant to this Pledge Agreement.

          (d) Each Pledgor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than taxes that are imposed on or measured by the overall net income of the
Collateral Agent) which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

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          (e) Pursuant to Section 5.1(c) of the Bridge Loan Agreement, upon the formation or acquisition of any Subsidiary by Borrower or any of its
Subsidiaries other than Excluded Subsidiaries (an "Additional Issuer"), Borrower
or such Subsidiary that is the owner thereof shall immediately cause the Capital
Stock, LLC Interests, Partnership Interests, as the case may be, of such
Additional Issuer to be pledged as required hereunder by delivering to the
Collateral Agent (i) a supplement to this Pledge Agreement, substantially in the form of Exhibit A hereto, duly executed and completed, pursuant to which
Borrower or such Subsidiary shall become a party hereto as a Pledgor, if not already a party hereto as a Pledgor, and adding such Capital Stock, LLC
Interests, Partnership Interests, as the case may be, of such Additional Issuer, to Schedule I hereto, (ii) all certificates evidencing such Capital Stock, LLC
Interests or Partnership Interests, as the case may be, along with the transfer powers described in Section 3, and (iii) an acknowledgment and consent, substantially in the form appended as Annex I to Exhibit A hereto, duly executed by such Additional Issuer.

          (f) No Pledgor will (i) change the location of its jurisdiction of organization from the location specified in Section 4(m), (ii) change its name or identity or (iii) reorganize under the laws of another jurisdiction or as a different type of entity without providing the Collateral Agent with prior written notice of such change.

          6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 7 below, each Pledgor shall be permitted to receive all cash dividends and other distributions paid in the normal course of business of the Issuers to the extent permitted in the Bridge Loan Agreement, in respect of the Pledged Collateral and to exercise all voting, corporate (with respect to stock), member (with respect to LLC interests), and partnership (with respect to
Partnership Interests) rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast or corporate, member or partnership right exercised or other action taken which would impair the Pledged Collateral or which would be inconsistent with or result in any violation of any provision of the Bridge Loan Agreement, the Notes, this Pledge Agreement or the other Loan
Documents.

          7. Rights of the Collateral Agent.

          (a) Subject to Section 6, all money Proceeds received by the
Collateral Agent hereunder may, at the Collateral Agent's discretion, be held by the Collateral Agent in a Collateral Account. All Proceeds while held by the
Collateral Agent in a Collateral Account (or by the Pledgors in trust for the
Collateral Agent) shall continue to be held as collateral security for all the
Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a); provided that the Collateral Agent shall release to
Global Signal any Pledged Collateral owned by Global Signal in excess of the maximum liability of Global Signal under the Limited Recourse Parent Guarantee after giving effect to any payments by Global Signal thereunder.

          (b) If an Event of Default shall occur and be continuing and the
Collateral Agent shall give notice of its intent to exercise such rights to a
Pledgor: (i) the Collateral Agent shall have the right to receive any and all cash dividends or other cash distributions paid in

                                       -9-

respect of the Pledged Collateral to the extent of the Secured Obligations and make application thereof to the Secured Obligations in such order as it may determine, and (ii) at the request of the Collateral Agent, all shares of the
Pledged Stock, all Pledged LLC Interests and all Pledged Partnership Interests
shall be registered in the name of the Collateral Agent or its nominee, and the
Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate or other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any of the Issuers or otherwise; (B) all members rights, powers and privileges with respect to the Pledged LLC Interests to the same extent as a member under the applicable Limited Liability Company
Agreement; (C) all partnership rights, powers and privileges with respect to the
Pledged Partnership Interests to the same extent as a partner under the applicable Partnership Agreement; and (D) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares or interests of the Pledged Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, company or partnership structure of any of the Issuers, or upon the exercise by a Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares or interests of the Pledged Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged
Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent, any Agent or any Lender of any right or remedy against any of the Issuers or against any other Person which may be or become liable in respect of all or any part of the
Secured Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Pledged Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Pledged Collateral or any part thereof.

          (d) Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Collateral Agent, any Agent or any Lender upon this Pledge
Agreement or acceptance of this Pledge Agreement or the Secured Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Pledge
Agreement; and all dealings between the Pledgors and any other Loan Party, on the one hand, and the Collateral Agent, any Agent and/or any Lender, on the
other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Pledgor or any other Loan Party with respect to the
Secured Obligations. Each Pledgor understands and agrees that this Pledge
Agreement shall be construed as a continuing, absolute and unconditional security interest as collateral security for the payment and performance of the
Secured Obligations without regard to (a) the validity, regularity or enforceability of the Bridge Loan Agreement, the Notes or any other Loan

                                      -10-

Document, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, any Agent or any Lender, (b) any
defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Pledgor or any other Loan Party against the Collateral Agent, any Agent or any Lender or
(c) any other circumstance whatsoever (with or without notice to or knowledge of any Pledgor or any other Loan Party) which constitutes, or might be construed to constitute, an equitable or legal discharge of any other Loan Party for the
Secured Obligations, or of any Pledgor under this Pledge Agreement, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Pledged Collateral of any Pledgor, the Collateral Agent
may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Pledgor or any other Loan Party or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent
(or any Agent or any Lender) to pursue such other rights or remedies or to collect any payments from any Pledgor or any other Loan Party or any such other
Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any other Loan Party or any such other Person or any such collateral security, guarantee or right of offset, shall not release the Pledged Collateral of any Pledgor as security for the
Secured Obligations, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral
Agent against the Pledged Collateral of any Pledgor. This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to be benefit of the Collateral Agent and its successors, indorsees, transferees and assigns, until all of the Secured Obligations shall have been satisfied by payment in full and the Aggregate Loan Commitment shall have been terminated, notwithstanding that from time to time during the term of the Bridge Loan Agreement the other Loan Parties may be free from any of the
Secured Obligations.

          (e) This Pledge Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent, the other Agents or the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any
Pledgor or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any
Pledgor or any Loan Party or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

          (f) Notwithstanding any modification, discharge or extension of the
Secured Obligations or any amendment, modification, stay or cure of the
Collateral Agent's, any Agent's or any Lender's rights which may occur in any bankruptcy or reorganization case or proceeding against any other Loan Party, whether permanent or temporary, and whether or not assented to by the Collateral
Agent, the other Agents or the Lenders, each Pledgor hereby agrees that the
Pledged Collateral of such Pledgor shall secure the payment in full of the
Secured Obligations in accordance with its terms (without regard to any such modification, discharge or extension of the Secured Obligations of any other
Loan Party thereunder). Without in any way limiting the generality of the foregoing, any subsequent modification of the Secured Obligations in any reorganization case concerning any other Loan Party (other than such Pledgor)
shall not affect

                                      -11-

the obligation of any Pledgor to pay and perform the Secured Obligations in accordance with the original terms thereof.

          8. Remedies.

          (a) If an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent may apply all or any part of the Proceeds held in any Collateral Account in payment of the
Secured Obligations in such order as the Collateral Agent may elect.

          (b) If an Event of Default shall occur and be continuing, the
Collateral Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor, the Issuers or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Collateral or any part thereof
(or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.
The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Pledged Collateral or in any way relating to the Pledged
Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Collateral
Agent may elect, and only after such application and after the payment by the
Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need the Collateral
Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the
Collateral Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of Pledged Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

          (c) In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent, the other Agents or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate set forth in the Bridge Loan Agreement, together with the costs

                                      -12-

of collection and the reasonable fees of any attorneys employed by the
Collateral Agent to collect such deficiency; provided, however that the liability of GSOP and Global Signal for such deficiency shall be subject to
Section 12 of the Limited Recourse Parent Guarantee. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

          (d) To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by the Pledgors), or by a guarantee, endorsement or property of any other Person, then the Collateral
Agent, the other Agents and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent, the other Agents and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent, the other Agents and the
Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's, the other Agents' and the Lenders' rights or the Secured
Obligations under this Pledge Agreement or under any other of the Loan
Documents.

          9. Registration Rights; Private Sales.

          (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the shares of Pledged Stock, the Pledged LLC Interests, or the Pledged Partnership Interests, as applicable, pursuant to Section 8, and if in the opinion of the Collateral Agent it is necessary or advisable to have the
Pledged Stock, the Pledged LLC Interests, or the Pledged Partnership Interests,
as applicable, or that portion thereof to be sold, registered under the provisions of the Securities Act, each Pledgor will cause any or all of the
Issuers to (i) execute and deliver, and cause the officers of such Issuers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the shares of Pledged Stock, the Pledged LLC
Interests, the Pledged Partnership Interests, as applicable, or that portion of them to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the shares of Pledged Stock, the Pledged LLC Interests, the Pledged Partnership Interests, as applicable, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each
Pledgor agrees to cause the Issuers to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral
Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, the Pledged LLC Interests,
or the Pledged Partnership Interests, as applicable, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or

                                      -13-

more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock, the Pledged LLC Interests, or the Pledged
Partnership Interests, as applicable, for the period of time necessary to permit the Issuers to register such securities for public sale under the Securities
Act, or under applicable state securities laws, even if the Issuers would agree to do so.

          (c) Each Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock, the Pledged LLC Interests and the Pledged Partnership Interests, as applicable, pursuant to this Pledge
Agreement valid and binding and in compliance with any and all other applicable
Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the
Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against each
Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Bridge Loan Agreement.

          10. Irrevocable Authorization and Instruction to Issuers. Each Pledgor
hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an
Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from any
Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying.

          11. Collateral Agent's Appointment as Attorney-in-Fact.

          (a) Each Pledgor hereby irrevocably constitutes and appoints the
Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Pledge Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

          (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section
11(a).

          12. Limitation on Duties Regarding Pledged Collateral. The Collateral
Agent's sole duty with respect to the custody, safekeeping and physical preservation of the

                                      -14-

Pledged Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, except that the
Collateral Agent shall have no obligation to invest funds held in any Collateral
Account and may hold the same as demand deposits. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of the Pledgors or any other
Person or to take any other action whatsoever with regard to the Pledged
Collateral or any part thereof.

          13. Filing of Financing Statements. Pursuant to Section 9-509 of the
UCC, each Pledgor hereby authorizes the Collateral Agent to file financing statements with respect to the Pledged Collateral in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Pledge
Agreement. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          14. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Pledged Collateral are irrevocable and powers coupled with an interest.

          15. Notices; Effectiveness; Electronic Communication.

          (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing, addressed as provided in Part A of Schedule II and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail (as provided in subsection (b) below), and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number.

          Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received;
notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

          (b) Electronic Communications. Notices and other communications to the parties hereunder may be delivered or furnished by electronic communication
(including e-mail) pursuant to procedures approved by the Collateral Agent. The
Collateral Agent or each Pledgor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

                                      -15-

          Unless the Collateral Agent otherwise prescribes, notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

          At the Borrower's option, notices and other communications to the parties hereunder may be delivered or furnished by posting to Internet or intranet websites pursuant to procedures approved by the Collateral Agent.
Notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its email address (as described above) of notification that such notice or communication is available and identifying the website address therefor.

          16. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          17. Paragraph Headings. The paragraph headings used in this Pledge
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          18. No Waiver; Cumulative Remedies. The Collateral Agent shall not by any act (except by a written instrument pursuant to Section 19), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the
Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          19. Waivers and Amendments; Successors and Assigns; Governing Law.
None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Collateral Agent; provided that any provision of this
Pledge Agreement may be waived by the Collateral Agent in a written instrumented executed by the Collateral Agent. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the
Collateral Agent and its successors and assigns. THIS PLEDGE AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

                                      -16-

                            [SIGNATURE PAGE FOLLOWS]

                                      -17-

          IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                   GLOBAL SIGNAL, INC., as Pledgor

                                       By: /s/ Greerson G. McMullen
                                           -------------------------------------
                                           Name: Greerson G. McMullen
                                           Title: Executive Vice President

                                   GLOBAL SIGNAL OPERATING PARTNERSHIP,
                                      L.P., as Pledgor

                                   By: Global Signal GP LLC, its General Partner

                                       By:  /s/ Greerson G. McMullen
                                            ------------------------------------
                                            Name: Greerson G. McMullen
                                            Title: Executive Vice President

                                   GLOBAL SIGNAL ACQUISITIONS II LLC, as Pledgor

                                       By: /s/ Greerson G. McMullen
                                           -------------------------------------
                                           Name: Greerson G. McMullen
                                           Title: Executive Vice President

                           ACKNOWLEDGMENT AND CONSENT

          The undersigned, the Issuers referred to in the foregoing Pledge
Agreement, hereby acknowledge receipt of a copy thereof and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agree to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agree that the terms of Section
9(c) of the Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of them under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                       GLOBAL ACQUISITIONS II LLC, as Borrower

                                       By: /s/ Greerson G. McMullen
                                           -------------------------------------
                                           Name: Greerson G. McMullen
                                           Title: Executive Vice President

                                       GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P.

                                       By: Global Signal GP LLC, its General
                                       Partner

                                       By: /s/ Greerson G. McMullen
                                           -------------------------------------
                                           Name: Greerson G. McMullen
                                           Title: Executive Vice President